TRANSFER SUPPLEMENT

Supplement No: 2

Dated: October 12, 2005

This TRANSFER SUPPLEMENT is made as of the date first above written by Lehman Brothers Holdings Inc. (the “Seller”) and Structured Asset Securities Corporation (the “Depositor”).

W I T N E S S E T H:

WHEREAS, the parties have previously executed and delivered that certain Mortgage Loan Sale and Assignment Agreement (the “Mortgage Loan Purchase Agreement”), dated as of September 1, 2005 between the Seller and the Depositor;

WHEREAS, the Seller desires to sell, and the Depositor desires to purchase the Subsequent Mortgage Loans identified on Schedule I and Schedule II attached hereto;

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.

Schedule of Subsequent Mortgage Loans.  Attached hereto as Schedule I and Schedule II are the schedules of Subsequent Mortgage Loans (the “Schedules”) conveyed to the Depositor pursuant to Section 3 of this Transfer Supplement.

2.

Definitions Relating to Subsequent Mortgage Loans.  The following terms as used in the Mortgage Loan Purchase Agreement shall have the following meanings with respect to the Subsequent Mortgage Loans identified on Schedules.

Subsequent Cut-off Date:  September 1, 2005, with respect to the Mortgage Loans on Schedule I, and October 1, 2005, with respect to the Mortgage Loans on Schedule II

Transfer Date:  October 12, 2005

Transfer Price:  $94,891,271.18

3.

Conveyance of Subsequent Mortgage Loans.  The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (except to the extent specified in the Mortgage Loan Purchase Agreement), all right, title and interest of the Seller, in and to each of the Subsequent Mortgage Loans identified on the Schedules and all items in the related Mortgage File.

Concurrently with the execution and delivery of this Transfer Supplement, the Seller hereby assigns to the Depositor all of its rights and interest under each Servicing Agreement listed on Schedule III attached hereto, except any servicing rights thereunder, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Subsequent Mortgage Loans.

4.

Transfer Price.  The Depositor hereby pays to the Seller the Transfer Price in return for the Subsequent Mortgage Loans identified on the Schedule attached hereto.

5.

Incorporation by Reference; Ratification of Mortgage Loan Purchase Agreement.  As supplemented by this Transfer Supplement, the Mortgage Loan Purchase Agreement is incorporated herein by reference and is in all respects ratified and confirmed and the Mortgage Loan Purchase Agreement as so supplemented by this Transfer Supplement shall be read, taken and construed as one and the same instrument.

6.

Representations and Warranties.  All representations and warranties of the Seller and the Depositor set forth in the Mortgage Loan Purchase Agreement are true and correct as of the date hereof and as of the Transfer Date.

7.

Counterparts.  This Transfer Supplement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute the same instrument.

8.

Governing Law.  THIS TRANSFER SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be duly executed by their respective officers as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS, INC.,

as Seller

By:    /s/ Deborah J. Burns

Name:   Deborah J. Burns

Title:     Senior Vice President

STRUCTURED ASSET SECURITIES CORPORATION,

as Depositor

By:      /s/ Mary Stone

Name:  Mary Stone

Title:    Vice President

SCHEDULE I TO
TRANSFER SUPPLEMENT

(To be retained in a separate closing binder entitled “Thornburg 2005-3 Schedule I to Transfer Supplement” at the Washington DC offices of McKee Nelson LLP)

SCHEDULE II TO
TRANSFER SUPPLEMENT

(To be retained in a separate closing binder entitled “Thornburg 2005-3 Schedule II to Transfer Supplement” at the Washington DC offices of McKee Nelson LLP)

SCHEDULE III TO
TRANSFER SUPPLEMENT

Schedule of Servicing Agreements

1.

(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, including the related Transfer Notice, dated September 23, 2005, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

2.

Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 27, 2002, between Thornburg and Colonial Savings, F.A. (“Colonial”), including the related Transfer Notice, dated September 23, 2005, from Thornburg to Colonial.

3.

Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 25, 2002, between Thornburg and First Republic Bank (“First Republic”), including the related Transfer Notice, dated September 23, 2005, from Thornburg to First Republic.

4.

Reconstituted Servicing Agreement, dated as of September 1, 2005, between JP Morgan Chase Bank, National Association (“Chase”) and Thornburg, and acknowledged by Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and LaSalle Bank National Association, including the related Servicing Agreement, dated September 1, 2005, between Chase and Thornburg.

5.

Reconstituted Servicing Agreement, dated as of September 1, 2005, among PHH Mortgage Corporation (“PHH”), Bishop’s Gate Residential Mortgage Trust (“Bishop’s Gate”) and Thornburg and acknowledged by the Master Servicer and LaSalle Bank National Association, including the Mortgage Loan Flow Purchase and Sale Servicing Agreement, dated as of December 23, 2002 and the Additional Collateral Assignment and Servicing Agreement, dated as of December 23, 2002, among Thornburg, PHH and Bishop’s Gate.